UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2020
HERC HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33139	20-3530539
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)
27500 Riverview Center Blvd.
Bonita Springs, Florida 34134

(239) 301-1000
(Registrant's telephone number,
including area code)

N/A
(Former name or former address, if
changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	HRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE
This Current Report on Form 8-K/A (this “Amended Form 8-K”) amends the Current Report on Form 8-K (the “Original Form 8-K”) filed by Herc Holdings Inc. (the “Company”) on October 22, 2020. On October 22, 2020, the Company issued a press release (the “Press Release”) announcing its financial results for the third quarter ended September 30, 2020, which Press Release was furnished as Exhibit 99.1 to the Original Form 8-K. The purpose of this Amended Form 8-K is to correct a statement regarding forward looking information contained within the Press Release, which is being furnished as Exhibit 99.1 to this Form 8-K/A. No other changes to the Original Form 8-K have been made.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On October 22, 2020, the Company issued a press release regarding its financial results for its third quarter ended September 30, 2020. The Press Release included the statement "Adjusted EBITDA margin for the fourth quarter and full year should improve versus the comparable prior-year periods." This statement has been updated to state "Adjusted EBITDA margin for the full year should improve versus the prior year." No other changes to the Press Release have been made.
The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 7.01 REGULATION FD DISCLOSURE.

The information set forth under Item 2.02 of this Amended Form-8-K is incorporated by reference into this Item 7.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Herc Holdings Inc. dated October 22, 2020 describing its results for its third quarter ended September 30, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERC HOLDINGS INC.
(Registrant)

By:	/s/ MARK IRION
Name:	Mark Irion
Title:	Senior Vice President and Chief Financial Officer
Date:  October 22, 2020

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